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PICTURE OF FLAGS

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

FIRST QUARTER REPORT - MARCH 31, 2003


FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

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PICTURE OF GLOBAL CONVERTIBLE INVESTING BOOK

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                                                 PICTURE OF A. HARTSWELL WOODSON

                                                       A. HARTSWELL WOODSON, III

TO OUR SHAREHOLDERS,

      During the first quarter, the Gabelli Global Convertible Securities Fund (the "Fund") generated a total rate of return of 2.10%, which includes reinvestment of its regular monthly distribution of ten cents per share. This compares favorably to the Merrill Lynch Global 300 Convertible Index, which gained 1.30%. The Fund outperformed the global equity markets, as measured by the Morgan Stanley Capital International ("MSCI") World Free Index, which fell by 5.06% during the quarter. The Fund also outperformed the global bond markets, as measured by the AA1-rated Merrill Lynch Global Bond Index, which gained 1.49%. Speculative grade bonds, as measured by the B1-rated Merrill Lynch Global High Yield Index gained 7.26% during the period as credit spreads tightened. The option adjusted credit spread ("OAS") on this index tightened by 14% during the quarter from 882 basis points to 760 basis points. Meanwhile, despite periods of volatility, U.S. interest rates ended the quarter virtually unchanged with the U.S. ten-year Treasury bond yielding 3.8% while commensurate Euro rates fell by 20 basis points to 4.0%. Equity market volatility, as measured by the Chicago Board Options Exchange ("CBOE") VIX Index, rose by only three points in the quarter to 33 but vacillated between 26 and 40. Finally, during the quarter, the Euro (+4.03%) and the Yen (+0.59%) strengthened against the dollar, while the Pound Sterling (-1.70%) fell. In the year ahead, we expect convertibles to benefit from a combination of attractive current income, continued credit spread tightening, and capital appreciation.

INVESTMENT RESULTS (CLASS AAA SHARES) (A)
--------------------------------------------------------------------------------
                                               Quarter
                             --------------------------------------
                              1ST         2ND        3RD      4TH      YEAR
                              ---         ---        ---      ---      ----
  2003:   Net Asset Value ... $6.50       --         --       --         --
          Total Return ......  2.1%       --         --       --         --
--------------------------------------------------------------------------------
  2002:   Net Asset Value ... $7.81       $7.28      $6.37    $6.66     $6.66
          Total Return ...... (2.1)%      (3.0)%     (8.5)%    9.5%     (4.9)%
--------------------------------------------------------------------------------
  2001:   Net Asset Value ... $9.94       $9.77      $8.22    $8.29     $8.29
          Total Return ...... (5.8)%       1.3%     (13.0)%    4.6%    (13.2)%
--------------------------------------------------------------------------------
  2000:   Net Asset Value ...$15.04      $13.21     $11.81   $10.86    $10.86
          Total Return ...... 10.6%      (10.2)%     (8.4)%   (5.5)%   (14.0)%
--------------------------------------------------------------------------------
  1999:   Net Asset Value ...$10.89      $11.91     $12.71   $13.88    $13.88
          Total Return ......  7.6%        9.4%       6.7%    20.3%     51.1%
--------------------------------------------------------------------------------
  1998:   Net Asset Value ...$10.43      $10.36      $9.09   $10.12    $10.12
          Total Return ...... 11.1%       (0.7)%    (12.3)%   12.2%      8.6%
--------------------------------------------------------------------------------
  1997:   Net Asset Value ...$10.27      $10.98     $11.15    $9.39     $9.39
          Total Return ......  0.9%        6.9%       1.5%    (6.1)%     2.8%
--------------------------------------------------------------------------------
  1996:   Net Asset Value ...$11.34      $11.55     $11.41   $10.18    $10.18
          Total Return ......  5.1%        1.9%      (1.2)%   (0.3)%     5.5%
--------------------------------------------------------------------------------
  1995:   Net Asset Value ...$10.09      $10.64     $11.05   $10.79    $10.79
          Total Return ......  1.6%        5.5%       3.9%     1.2%     12.6%
--------------------------------------------------------------------------------
  1994:   Net Asset Value ...$10.38      $10.37     $10.64    $9.93     $9.93
          Total Return ......  3.8%(b)    (0.1)%      2.6%    (5.2)%     0.9%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                             -------------------------------------------------
                                         SINCE
                             QUARTER  INCEPTION (B) 5 YEAR   3 YEAR      1 YEAR
                             -------  ------------- ------   ------      ------
Gabelli Global
  Convertible
  Securities Fund
  Class AAA ................ 2.10%       4.26%       1.38%   (13.13)%   (0.79)%

UBS Global
  Convertible Index ........ 2.65%       6.29%       4.88%    (6.53)%    2.34%
Merrill Lynch
  Global Bond Index ........ 1.49%       6.56%       6.80%     8.68%    19.98%
MSCI AC World Free Index ...(4.98)%      3.07%      (5.42)%  (18.03)%  (23.84)%
--------------------------------------------------------------------------------
(a) Past performance does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. When shares are redeemed, they may be worth more or less than their original cost. The UBS (formerly Warburg Dillon Reed) Global Convertible Index, the Merrill Lynch Global Bond Index and the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index are unmanaged indicators of investment performance. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on February 3, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                    ----------------------------------------

      The Gabelli Global Convertible Securities Fund has a $0.10 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 800-GABELLI (800-422-3554). Shareholders should be aware that a portion of the distribution may represent a non-taxable return-of-capital. Such distributions will reduce the cost basis of your shares if you hold them in a taxable account.
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2003. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

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PLOT POINTS FOLLOW:
HOLDINGS BY GEOGRAPHIC REGION - 3/31/03

NORTH AMERICA        51.4%
EUROPE               29.3%
JAPAN                16.8%
LATIN AMERICA         1.8%
ASIA/PACIFIC RIM      0.7%

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

PORTFOLIO

      The portfolio consists of approximately 57 investments, excluding cash and common stock. No single position represents more than 5% of the portfolio or any one sector more than 25%. The major geographic allocations include North America (50%), Europe (29%) and Japan (17%). The convertible portfolio is approximately 74% invested in convertible bonds and 16% in convertible preferred stock. About 52% of these convertibles offer a balanced total return profile with 39% being more bond-like and 9% more equity-like. During the quarter we increased our exposure to busted convertibles, which offer equity-like returns to maturity. The portfolio has a weighted average current yield of about 3.7%, a conversion premium of 65%, and a credit rating of BBB. This compares to the Merrill Lynch Global 300 Convertible Index, which has a current yield of 2.5%, a conversion premium of 103%, and a credit rating of BBB.

      Positive contributors to performance during the quarter included: Fujirebo and Toyama Chemical in Japan; Calpine, Cendant and Cablevision in North America; and Pernod-Ricard, VNU and Novartis in Europe.

MACRO ENVIRONMENT

UNITED STATES: SHOW ME THE RECOVERY!

      When capacity utilization picks-up, corporate profits rise, capital spending increases and employment rises. In this cycle, capacity utilization bottomed in December 2001 at 74.6%. Over the ten-year expansionary period from March 1991 to March 2001, the rate averaged 81.8%. Since last December, the rate continued to increase every month through July when it peaked at 76.4%. Since July, we have basically been in a downward trend despite a modest recovery in January to 75.6%. In February, the latest available reporting period, capacity utilization remained unchanged. Excess capacity continues to weigh down business investment and economic growth. Estimates for first quarter Gross Domestic Product ("GDP") growth have fallen from 2.5% on an annualized basis in December to 1.8%.

      Meanwhile, the consumer remains fragile. Consumer confidence, as measured by the University of Michigan Survey, fell to 77.6 in March, the lowest reading in more than nine years. Weekly initial jobless claims continue to fluctuate over the 400,000 mark, which economists' claim is the dividing line between an improving and a deteriorating labor market. Meanwhile, household spending was unchanged in February for a second straight month, which was the first back-to-back month without an increase since December 1990 to January 1991 when the country was in recession. Currently, there are fears that the consumer boom that has been holding up the economy may be waning. New home sales unexpectedly fell in February to the slowest pace in two and a half years, while sales of cars and light trucks are estimated to have fallen 6.3% in March. Hopefully, a successful resolution to the hostilities in Iraq will lead the way for a sustained recovery in the spring.

EURO ZONE: UNCERTAINTY PREVAILS

      We continue to monitor the Euro Zone Purchasing Managers Index ("PMI") as an important indicator for determining when sustained economic recovery has begun. Since January, we began to see an improving trend in this index. In fact, February finally registered a reading over 50, which indicates an expansion in economic activity. At that time, we cautioned about the quality of this recovery, which was driven primarily by the precautionary increase in inventories preceding imminent hostilities in Iraq. In March, the PMI reversed its upward trend falling by 1.7 points to 48.4. This decline was attributed mainly to weakness in the new order and job index components of the index. The fall in new orders points to a future decline in production. The deterioration in employment, together with historic lows in consumer confidence, is a negative for household income growth and thus consumption. These indicators point to a further deceleration in Euro Zone GDP growth in the second quarter. In fact, the European Commission now expects first quarter GDP to contract by 0.2% while reducing its 2003 forecast from +1.8% to +1.0%.

JAPAN: GOVERNOR FUKUI IN THE SPOTLIGHT

      The Japanese economy continues to limp along. GDP rose during the fourth quarter of 2002 by 0.5%, seasonally adjusted, over the previous quarter. This translates into an annualized growth rate of 2.2%. Will growth in the world's second largest economy continue?

      The Bank of Japan's ("BOJ") March business survey of short-term business sentiment (i.e. the Tankan Survey) gives mixed signals reflecting the current state of global uncertainty. Business conditions for large manufacturing companies fell to -10 from -9 in December. This is a diffusion index that measures the percentage of respondents describing business conditions as "favorable" minus the percentage describing them as "unfavorable." This deterioration was the first in five months, halting last year's improving trend. Meanwhile, business conditions for large non-manufacturers improved from -16 in December to -14. Forecasts for June's survey call for an improvement in both measures to -8 and -13, respectively.

      Toshihiko Fukui succeeded Masaru Hayami as the Governor of the BOJ on March 20, 2003. Will the new Governor instigate a policy change to target inflation? Time will tell, but at least Fukui has not ruled out the idea. His initial "extraordinary" monetary policy meeting proved uneventful. However, the BOJ did increase funds available to purchase shares from banks from 2 trillion yen to 3 trillion yen. They also said that they would consider measures to assist small business by purchasing asset-backed receivables. This could signal an important shift to qualitative over quantitative stimulative measures as the BOJ has come to realize that there are limits to what can be accomplished through simply purchasing government bonds. Recently, yields on 20-year Treasuries reached a record low of 1.025%.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ARCH COAL INC. (5.00% CV. PFD.) is the second largest coal company in the U.S. The company produces about 115 million tons of coal a year from its mines in the western U.S. and central Appalachia. Arch has proven and probable reserves of about 3.4 billion tons. About 98% of its $1.5 billion in sales last year was from low-ash coal, which is used by electric utilities to produce steam. The company may benefit from government policies favoring domestic sources of energy and the current price advantage of energy coal over natural gas.

With the stock at $19, the convertible preferred trades at $58.50 on a current yield of 4.27% and a 27% conversion premium.

BELLUNA CO. LTD. (0.20%, 03/30/07) is a mail-order company offering clothing, household goods, and hobby goods through catalogs. The company also provides financing services. Belluna has had uninterrupted revenue and profit growth for the past ten years. It continues to gain market share and is now ranked fourth in the Japanese mail order industry. In the last fiscal year ended March 2002, the company grew sales by 17% and net income by 20%. Belluna has an equity market capitalization of 81 billion yen ($686 million) and net cash of $6 million. Currently, the company trades on 13 times estimated fiscal year 2003 earnings of 283 yen per share.

With the stock at 3,760 yen the convertible trades on a 30% conversion premium.

DOMINION RESOURCES INC. (9.50% CV. PFD.) is one of the largest producers of energy in the U.S. with a portfolio consisting of 24,000 megawatts of electric generation, 5.7 trillion cubic feet equivalent of natural gas reserves, 7,700 miles of natural gas pipeline and the nation's largest natural gas storage system. The company, which is headquartered in Richmond, Virginia, serves 3.8 million regulated natural gas and electric customers in five states. With an enterprise value ("EV") of $32 billion, Dominion trades at 11 times trailing twelve-month earnings and 7.6 times EV/EBITDA.

With the stock at $55.60, the mandatory convertible security trades at $54.20 offering a standstill yield of 5.2% versus a dividend yield of 4.6% on the common stock.

DON QUIJOTE CO. LTD. (0.25%, 6/30/07) operates discount stores which sell consumer electronics (23% of sales), daily necessities (24%), groceries (18%), watches & apparel (24%), and sporting goods (9%). The company's 61 outlets are located mainly in Tokyo. In the first half of the fiscal year ending June 2003, Don Quijote's sales grew 46% over the comparable period last year while net income grew by 47%. The company has an equity market capitalization of 99 billion yen ($840 million) and net debt of 19 billion yen ($161 million). Over the last five years, sales, earnings and EBITDA have increased at a compound annual rate of 35%, 18%, and 41%, respectively. Don Quijote currently trades on 18 times the company's fiscal year 2003 earnings estimate of 158 yen per share.

With the stock at 9,780 yen, the convertible trades at 122.25% on a modest 6% conversion premium.

FIAT FINANCE LUX LTD. SA (3.25%, 01/09/07) In December 2001, Fiat issued an exchangeable bond convertible into its holdings in General Motors. GM is the world's largest maker of cars and trucks with a 15% market share and 28% share of the U.S. market. Its brands include Buick, Cadillac, Chevrolet, GMC, Pontiac, Saab, and Saturn. Non-automotive operations include Hughes Electronics, Allison Transmission, and GM Locomotive. GM also has stakes in Isuzu Motors, Fuji Heavy Industries, Suzuki Motor, and GM Daewoo Auto & Technology. GMAC provides financing. In 2002, GM earned $1.7 billion on sales of $186 billion.

The $2.2 billion Fiat convertible is puttable at par in July 2004. With GM's stock at $34, the Fiat bond trades at 90% on a 12% yield to put and an 84% conversion premium. The bond, which is rated Ba1 by Moody's, is puttable in cash, stock, or a combination of the two at the option of Fiat. At year-end 2002, Fiat had 3.8 billion euros in net debt of which 1.5 billion will mature in 2003 and 3.3 billion is due in 2004, which includes the convertible. We believe that Fiat's current cash balance of 5 billion euros, together with ongoing asset sales and an expected capital increase will provide sufficient liquidity to repay existing convertible investors.

FUJIREBIO INC. (ZERO COUPON, 12/29/06) develops and manufactures clinical reagents and medical equipment. The company's clinical reagents are for cancer, malignant tumors, hypothyroidism, diabetes, and infectious diseases including AIDS. Fujirebio also conducts clinical tests for hospitals and medical organizations. The company is Japan's second largest maker of clinical test kits and equipment with sales last year of 27 billion yen ($230 million). With an enterprise value of 41 billion yen ($350 million), the company sells on an EV/EBITDA of 6.4 times its 2002 EBITDA of 6.3 billion yen ($53 million) and 13 times trailing twelve month earnings.

With the stock at 900 yen, the bond trades at 106.5% on a 20% conversion ratio.

GENCORP INC. (5.75%, 04/15/07) has three main divisions: value-added systems for the aerospace and defense industries, integrated vehicle sealing systems for the automotive industry, and fine chemicals for the pharmaceutical industry. GenCorp's products include satellite payloads and ground systems, launch vehicle propulsion systems, and tactical weapons systems. In 2002, the company earned $30 million on $1.1 billion of sales. GenCorp has an equity market capitalization of $318 million and net debt of $352 million, of which the convertible represents $150 million. Last year the company generated $110 million of EBITDA and spent $45 million on capital expenditures. Liquidity is sufficient with interest cover of over 5 times. The company also has significant real estate holdings and recently announced a joint venture with Panattoni to begin commercial development of some of these assets.

With the stock at $6.375, the bonds trade at 85.875% on a 10% yield to maturity, a 6.7% current yield, and a 147% conversion premium.

KONINKLIJKE AHOLD NV (3.00%, 09/30/03) retails food through about 9,000 supermarkets and discount stores in 25 countries throughout North and South America, Europe, and Asia. The company's chain stores include Stop & Shop, Giant, TOPS, Albert Heijn and Bompreco. Ahold is also a wholesale supplier of food to restaurants, hotels and various institutions. In 2001, the company earned 1.1 billion euros on sales of 66.6 billion euros and had an equity market capitalization of 30 billion euros. In February 2003 Ahold's CEO and CFO were ousted following the announcement of accounting irregularities at its U.S. food wholesaling division, U.S. Foodservice. Following the announcement the stock fell by about 75%. Subsequently, a new interim CFO has been appointed and a new
3.1 billion euro credit facility has been finalized, which specifically includes an allocation to repay the convertible debt due in 2003. Assuming the satisfactory delivery of audited financial statements by June, we believe the company has sufficient liquidity and asset coverage to repay the above-mentioned convertible debt, which we began acquiring at a price in the upper eighties.

With the stock at 3.1 euros, the convertibles trade at 91% on a yield to maturity of 23% and a conversion premium of 687%. The bonds, which are on negative credit watch by both S&P and Moody's, are rated BB and B2, respectively. At maturity, the company has the option to repay a portion of the redemption amount (i.e. the parity value, which is currently 11%) in stock with the balance in cash.

PEP BOYS (4.25%, 06/01/07) sells automotive parts and accessories, provides automotive maintenance and services, and installs parts. The company has about 630 stores in 36 states and Puerto Rico. Pep Boys serves four segments of the automotive aftermarket: do-it-yourself, do-it-for-me (service), buy-for-resale (sales to professional garages), and tire sales. In the fiscal year ended February 1, 2003, the company earned $44 million on sales of $2.1 billion. The company has an equity market capitalization of $390 million and net debt of $605 million. In March, Pep Boys authorized a $25 million share repurchase program.

With the stock at $7.57, the bonds trade at 82% on a 9.6% yield to maturity and a 143% conversion premium.

SOL MELIA SA (1.00%, 09/15/04) is a Spanish hotelier with more than 350 hotels in over 30 countries. Its brands include Melia, Sol, TRYP Hotels, and the Paradisus Resort chain. Sol Melia ranks as the third largest hotel business in Europe and the tenth largest in the world. The family of founder and chairman Gabriel Escarrer owns 60% of the company. In 2002, Sol Melia earned 4 million euros on sales of 940 million euros. As expected, due to these weak results, S&P recently downgraded the company's credit rating from BBB- to BB+, with a stable outlook. Sol Melia has net debt of 1 billion euros, of which 125 million euros matures in 2003 and 380 million euros is due in 2004, including the 224 million euro convertible. With over 200 million euros in EBITDA (earnings before interest, taxes, depreciation and amortization), and capital expenditures of about 100 million euros, the company generated 97 million euros in free cash flow in 2002. Liquidity appears adequate with a current ratio of 1.22 times, interest coverage of 4.2 times, and 938 million euros in committed but unutilized credit lines.

With the stock at 2.99 euros, the bonds trade at 97% on an 11.4% yield to maturity and a 387% conversion premium. The convertibles, which rank pari passu with the company's other senior unsecured debt, enjoy a premium redemption price of 112% at maturity.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      MAY                JUNE             JULY
                      ---                ----             ----
      1st Tuesday     Howard Ward        Howard Ward      Howard Ward
      1st Wednesday   Henry Van der Eb   Susan Byrne      Caesar Bryan
      2nd Wednesday   Caesar Bryan       Walter Walsh     Charles Minter & Martin Weiner
      3rd Wednesday   Elizabeth Lilly    Ivan Arteaga     Hartswell Woodson
      4th Wednesday   Barbara Marcin     Barbara Marcin   Ivan Arteaga
      5th Wednesday                                       Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

--------------------------------------------------------------------------------

                          TOP TEN CONVERTIBLE HOLDINGS
                                 MARCH 31, 2003
                                 --------------
Sol Melia SA (Cv., 1.00%, 09/15/04)                   Nextel Communications Inc. (Cv., 4.75%, 07/01/07)
Titan Capital Trust (5.75% Cv. Pfd.)                  Neopost SA (Cv., 1.50%, 02/01/05)
Fiat Finance Lux Ltd. SA (Cv., 3.25%, 01/09/07)       Broadwing Inc. (6.75% Cv. Pfd.)
Ergo International AG (Cv., 2.25%, 09/14/06)          Belluna Co. Ltd. (Cv., 0.20%, 03/30/07)
CVC Equity Securities Trust (6.50% Cv. Pfd.)          Parmalat Netherlands BV (Cv., 0.875%, 06/30/21)

--------------------------------------------------------------------------------

IN CONCLUSION

      Although the global economic picture remains uncertain, corporate restructuring, de-leveraging and margin improvements have laid the foundation for a recovery in profitability. Currently, we believe Mr. Market is presenting us with a number of compelling investment opportunities. Our objective is to own great businesses selling at a discount to their intrinsic value. We believe convertibles, with their lower volatility and higher current income, offer investors an attractive investment opportunity.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GAGCX for Class AAA Shares. Please call us during the business day for further information.

                                Sincerely,


                                The Gabelli Global Portfolio Management Team

April 15, 2003

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS -- MARCH 31, 2003(A)
--------------------------------------------------------------------------------
                CLASS AAA SHARES CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                ---------------- --------------  --------------  --------------
1 Year ............. (0.79)%       (0.79)%         (1.64)%          (1.48)%
                                   (6.56)%(c)      (5.54)%(d)       (2.26)%(d)
5 Year .............  1.38%         1.38%           1.07%            1.21%
                                    0.19%(c)        0.78%(d)         1.21%(d)
Life of Fund (b) ...  4.26%         4.26%           4.09%            4.17%
                                    3.60%(c)        4.09%(d)         4.17%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on May 2, 2001, March 28, 2001 and November 26, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares.
(b) Performance is calculated from inception of Class AAA Shares on February 3, 1994.
(c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
(d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                            MARKET
   AMOUNT                                               VALUE
  ---------                                            ------
              CORPORATE BONDS -- 60.4%
              AEROSPACE -- 1.4%
$  250,000    GenCorp Inc., Sub. Deb. Cv.,
                5.750%, 04/15/07 .................. $   211,875
                                                    -----------
              AUTOMOTIVE -- 3.0%
   500,000    Fiat Finance Lux Ltd. SA, Cv.,
                3.250%, 01/09/07 (a) ..............     445,625
                                                    -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.0%
   250,000    Pep Boys - Manny, Moe & Jack, Cv.,
                4.250%, 06/01/07 ..................     206,250
   125,000    Standard Motor Products Inc.,
                Sub. Deb. Cv.,
                6.750%, 07/15/09 ..................      98,125
                                                    -----------
                                                        304,375
                                                    -----------
              DIVERSIFIED INDUSTRIAL -- 3.2%
   220,454(c) Elektrim Finance BV,
                2.000%, 12/15/05 ..................     102,238
19,000,000(b) Fuji Seal Inc., Cv.,
                Zero Coupon, 09/29/06 + ...........     175,275
   177,905(c) Vivendi Universal SA, Cv.,
                1.000%, 03/01/06 ..................     204,546
                                                    -----------
                                                        482,059
                                                    -----------
              EDUCATIONAL SERVICES -- 0.9%
   150,000    School Specialty Inc., Sub. Deb. Cv.,
                6.000%, 08/01/08 ..................     141,937
                                                    -----------
              ELECTRONICS -- 0.6%
   100,000    STMicroelectronics NV, Sub. Deb. Cv.,
                Zero Coupon, 09/22/09 + ...........      87,625
                                                    -----------
              ENERGY AND UTILITIES -- 5.0%
   251,460(c) Belgelectric Finance SA, Cv.,
                1.500%, 08/04/04 277,847
   110,000    Devon Energy Corp., Sub. Deb. Cv.,
                4.950%, 08/15/08 ..................     113,025
   200,000(c) Ergo International AG, Cv.,
                2.250%, 09/14/06 ..................     211,987
   150,000    International Power Ltd., Cv.,
                2.000%, 11/24/05 ..................     157,823
                                                    -----------
                                                        760,682
                                                    -----------
              ENTERTAINMENT -- 2.8%
   200,000    Liberty Media Corp., Sub. Deb. Cv.,
                3.250%, 03/15/31 (a) ..............     187,250
30,000,000(b) Sega Corp., Cv.,
                0.400%, 03/31/06 ..................     241,609
                                                    -----------
                                                        428,859
                                                    -----------
              EQUIPMENT AND SUPPLIES -- 4.3%
   150,000    Antec Corp., Sub. Deb. Cv.,
                4.500%, 05/15/03 ..................     147,375
   297,000(c) Neopost SA, Cv.,
                1.500%, 02/01/05 ..................     327,361
20,000,000(b) Sato Corp., Cv.,
                0.550%, 09/30/03 ..................     176,894
                                                    -----------
                                                        651,630
                                                    -----------

  PRINCIPAL                                            MARKET
   AMOUNT                                               VALUE
  ---------                                            ------
               FINANCIAL SERVICES -- 1.8%
$20,000,000(b) Orix Corp., Cv.,
                 0.375%, 03/31/05 ................. $   166,890
   200,000(c)  Wuertt AG Versich-Beteil, Cv.,
                 1.150%, 04/17/08 .................      97,836
                                                    -----------
                                                        264,726
                                                    -----------
               FOOD AND BEVERAGE -- 7.7%
   260,000(c)  Autogrill Finance SpA, Cv.,
                 Zero Coupon, 06/16/14 + ..........     218,227
   600,000(d)  Koninklijke Ahold NV,
                  Sub. Deb. Cv., 3.000%, 09/30/03 .     267,390
   270,000(c)  Parmalat Netherlands BV, Cv.,
                 0.875%, 06/30/21 283,576
   300,000(c)  Parmalat Soparfi SA, Sub. Deb. Cv.,
                 6.125%, 05/23/32 211,148
   139,100(c)  Pernod Ricard SA, Cv.,
                 2.500%, 01/01/08 .................     178,739
                                                    -----------
                                                      1,159,080
                                                    -----------
               HEALTH CARE -- 5.1%
   170,000(c)  Ergo International AG, Cv.,
                 0.750%, 09/14/06 .................     170,447
20,000,000(b)  Fujirebio Inc., Cv.,
                 Zero Coupon, 12/29/06 + ..........     179,626
   150,000     Quest Diagnostic Inc., Sub. Deb. Cv.,
                 1.750%, 11/30/21 .................     157,687
30,000,000(b)  Toyama Chemical Co. Ltd., Cv.,
                 1.000%, 03/31/05 .................     269,565
                                                    -----------
                                                        777,325
                                                    -----------
               HOTELS AND GAMING -- 3.4%
   500,000(c)  Sol Melia SA, Cv.,
                 1.000%, 09/15/04 .................     514,584
                                                    -----------
               METALS AND MINING -- 2.5%
   150,000     Agnico Eagle Mines Ltd., Sub. Deb. Cv.,
                 4.500%, 02/15/12 .................     173,250
   150,000     Freeport-McMoRan Copper & Gold Inc., Cv.,
                 8.250%, 01/31/06 .................     211,125
                                                    -----------
                                                        384,375
                                                    -----------
               PUBLISHING -- 1.2%
   150,000(c)  VNU NV, Sub. Deb. Cv.,
                 1.750%, 11/15/04 .................     175,956
                                                    -----------
               RETAIL -- 6.5%
35,000,000(b)  Belluna Co. Ltd., Cv.,
                 0.200%, 03/30/07 .................     318,182
25,000,000(b)  Don Quijote Co. Ltd., Cv.,
                 0.250%, 06/30/07 .................     260,373
   150,000     The Gap Inc., Cv.,
                 5.750%, 03/15/09 .................     184,313
20,000,000(b)  USS Co. Ltd., Cv.,
                 Zero Coupon, 09/29/06 + ..........     212,683
                                                    -----------
                                                        975,551
                                                    -----------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                            MARKET
   AMOUNT                                               VALUE
  ---------                                            ------

              CORPORATE BONDS (CONTINUED)
              TELECOMMUNICATIONS -- 3.5%
$  125,000(c) Olivetti SpA, Cv.,
                1.500%, 01/01/10 .................. $   144,927
   250,000(c) Portugal Telecom SGPS SA, Cv.,
                1.500%, 06/07/04 ..................     270,073
   100,000    Telefonos de Mexico SA, Sub. Deb. Cv.,
                4.250%, 06/15/04 ..................     112,505
                                                    -----------
                                                        527,505
                                                    -----------
              TRANSPORTATION -- 1.6%
25,000,000(b) Yamaha Motor Co., Cv.,
                Zero Coupon, 03/31/09 + ...........     237,709
                                                    -----------
              WIRELESS COMMUNICATIONS -- 3.9%
   375,000    Nextel Communications Inc., Cv.,
                4.750%, 07/01/07 ..................     357,187
   550,000    United States Cellular Corp.,
                Sub. Deb. Cv.,
                Zero Coupon, 06/15/15 + ...........     225,500
                                                    -----------
                                                        582,687
                                                    -----------
              TOTAL CORPORATE BONDS ...............   9,114,165
                                                    -----------
    SHARES
    ------
              PREFERRED STOCKS -- 20.1%
              AEROSPACE -- 1.7%
    40,000    BAE Systems plc,
                7.750% Cv. Pfd. ...................      65,755
     2,000    Northrop Grumman Corp.,
                7.250% Cv. Pfd. ...................     198,500
                                                    -----------
                                                        264,255
                                                    -----------
              AUTOMOTIVE -- 0.7%
     5,000    General Motors Corp.,
                5.250% Cv. Pfd., Ser. B ...........     113,500
                                                    -----------
              CABLE -- 2.5%
    17,000    CVC Equity Securities Trust I,
                6.500% Cv. Pfd. ...................     373,490
                                                    -----------
              DIVERSIFIED INDUSTRIAL -- 4.1%
     4,500    Cendant Corp.,
                7.750% Cv. Pfd. ...................     159,975
    10,500    Titan Capital Trust,
                5.750% Cv. Pfd. ...................     460,740
                                                    -----------
                                                        620,715
                                                    -----------
              ENERGY AND UTILITIES -- 4.9%
     4,500    Arch Coal Inc.,
                5.000% Cv. Pfd. ...................     264,375
     3,500    Calpine Capital Trust II,
                5.500% Cv. Pfd. ...................      72,485
     2,000    Dominion Resources Inc.,
                9.500% Cv. Pfd. ...................     107,540
     4,300    EVI Inc.,
                5.000% Cv. Pfd. ...................     223,600
     5,000    Mirant Trust I,
                6.250% Cv. Pfd., Ser. A ...........      70,150
                                                    -----------
                                                        738,150
                                                    -----------

                                                       MARKET
   SHARES                                               VALUE
   -------                                             ------
              PAPER AND FOREST PRODUCTS -- 2.3%
     2,000    Amcor Ltd.,
                7.250% Cv. Pfd. ................... $   111,000
     5,000    Sealed Air Corp.,
                $2.00 Cv. Pfd., Ser. A ............     229,900
                                                    -----------
                                                        340,900
                                                    -----------
              TELECOMMUNICATIONS -- 3.9%
    10,000    Broadwing Inc.,
                6.750% Cv. Pfd., Ser. B ...........     325,000
    12,000    Citizens Communications,
                6.750% Cv. Pfd. ...................     260,400
                                                    -----------
                                                        585,400
                                                    -----------
              TOTAL PREFERRED STOCKS ..............   3,036,410
                                                    -----------
              COMMON STOCKS -- 4.4%
              ENTERTAINMENT -- 1.2%
    20,000    Capcom Co. Ltd. .....................     174,229
                                                    -----------
              METALS AND MINING -- 0.7%
    11,500    Meridian Gold Inc.+ .................     108,675
                                                    -----------
              PHARMACEUTICALS -- 2.5%
     2,500    Altana AG ...........................     117,304
     9,752    Nipro Corp. .........................     149,260
    10,000    Pliva dd, Reg S, GDR ................     115,200
                                                    -----------
                                                        381,764
                                                    -----------
              TOTAL COMMON STOCKS .................     664,668
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
              U.S.  GOVERNMENT  OBLIGATIONS -- 16.4%
  $2,486,000  U.S.  Treasury Bills,
                1.126% to 1.190%++,
                04/03/03 to 05/22/03 ..............   2,483,836
                                                    -----------
              TOTAL INVESTMENTS -- 101.3%
                (Cost $15,719,574) ................  15,299,079

              OTHER ASSETS AND LIABILITIES
                (NET) -- (1.3)% ...................    (200,534)
                                                    -----------
              NET ASSETS -- 100.0% ................ $15,098,545
                                                    ===========
-----------------
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of Rule 144A securities amounted to $632,875 or 4.19% of net assets.
 (b)  Principal  amount denoted in Japanese Yen.
 (c)  Principal  amount denoted in Euros.
 (d)  Principal  amount  denoted in  Netherlands  Guilder.
 +    Non-income producing  security.
++    Represents  annualized yield at date of purchase.
GDR - Global Depository Receipt.

                        Gabelli Global Series Funds, Inc.
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                           John D. Gabelli
CHAIRMAN AND CHIEF                              SENIOR VICE PRESIDENT
INVESTMENT OFFICER                              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                       DEUTSCHE BUNDESBANK

Anthony J. Colavita                             Werner J. Roeder, MD
ATTORNEY-AT-LAW                                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                       LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                               Anthonie C. van Ekris
FORMER CHAIRMAN AND                             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

                                    OFFICERS
Bruce N. Alpert                                 Gus Coutsouros
PRESIDENT                                       VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB441Q103SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003